MetLife Investments Steve Kandarian, Chief Investment Officer Keefe, Bruyette & Woods 2007 Insurance Conference September 2007

These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors, the development of new products by new and existing competitors and for personnel; (iii) investment losses and defaults; (iv) unanticipated changes in industry trends; (v) catastrophe losses; (vi) ineffectiveness of risk management policies and procedures; (vii) changes in accounting standards, practices and/or policies; (viii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (ix) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (x) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xi) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xii) downgrades in the Company's and its affiliates' claims paying ability, financial strength or credit ratings; (xiii) regulatory, legislative or tax changes that may affect the cost of, or demand for, the Company's products or services; (xiv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (xv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xvi) economic, political, currency and other risks relating to the Company's international operations; (xvii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xviii) the Company's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; and (xix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Safe Harbor Statement

Total Portfolio: $325 billion of managed assets Financial Strength: S&P Rating for MLIC ? AA* Liability Driven: Asset-liability management Team Investment Approach: 600+ investment and support professionals Risk Management: Part of our culture METLIFE INVESTMENTS | ORGANIZATION & CAPABILITIES * Financial strength ratings for Metropolitan Life Insurance Company as of July 30, 2007: Standard & Poor's: AA; Fitch: AA; Moody's: Aa2; and A.M. Best: A+ MetLife Investments Overview U.S. Treasury Investment Grade Corporate Bonds Below Investment Grade Corporate Bonds Commercial and Agricultural Mortgages Real Estate Equity Structured Finance Corporate Equity Cash and Short-Term East 27.4 115.8 17.6 43.5 9.6 90.2 11.2 9.2 As of 6/30/07

MetLife
METLIFE INVESTMENTS | ORGANIZATION & CAPABILITIES

MetLife Investments Office Locations

- Investments headquartered in Morristown, New Jersey
- 11 Real Estate Investment offices in the United States, London, Toronto and Mexico City
- 6 Agricultural Investments offices in the United States
- Regional offices in Hong Kong, Santiago and London; Affiliated offices in 15 countries outside the United States


Dublin
London
Brussels
Warsaw
Morristown
Mexico City
Beijing
Shanghai
Seoul
Tokyo
Taipei
Hong Kong
Bangalore
Sao Paulo
Santiago
Buenos Aires
Sydney
★ Home Office
● International Investments Office
● REI/Ag Office
● International Affiliate

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Investment Objective: Maximize the long-term economic value of assets over liabilities within defined risk constraints Key Drivers: Liability-driven strategy Balance income and economic value goals Market conditions drive tactics Diversification of issuers and asset classes Liability- Driven Investment Relative Value Risk Management Investment Strategy Performance vs. Liabilities Issuer Selection Four Pillars of Investment Philosophy METLIFE INVESTMENTS | INVESTMENT PROCESS MetLife Investment Process

Dedicated Investments Risk Management team Risk management integrated throughout investment process Portfolio management Relative value and risk assessment drive asset allocations Use derivatives to reduce risk Limits system and measurement METLIFE INVESTMENTS | RISK MANAGEMENT Risk Management Disciplined & Integrated

Economic capital (VaR) limits Credit aggregation Aggregate exposures by Issuer and Issuer Family across all asset classes Stress testing Historical average Historical worst case Monte Carlo planned in 2008 Total Portfolio Risk Limit Sector Risk Limits Issuer Risk Limits Asset Class Risk Limits METLIFE INVESTMENTS | RISK MANAGEMENT Risk Management Limits System and Exposure Management

Corporate Risk Management ALM Participants Financial Management Investments Lines of Business ALM is the management of the Company's assets and liabilities to optimize risk and net investment income ALM is governed by a formal structure to ensure a consistent process Individual Group Life and Health Retirement & Savings Surplus International Capital Markets Auto & Home METLIFE INVESTMENTS | INVESTMENT PROCESS Asset-Liability Management How Does it Work?

Short 0.1 to 3.5 Mostly Float Some Growing Total Control Account GICs Securities Lending Products Liability Profile Duration (years) Rate Guarantee Options Growth Intermediate 3.5 to 6.0 Fixed Many Stable Deferred Annuities Universal Life Long 6.0 to 15.0+ Fixed Few Stable/Growing Closeouts Structured Settlements Long-Term Care METLIFE INVESTMENTS | PORTFOLIO DEVELOPMENT Asset-Liability Management Why Are Portfolios Different?

METLIFE INVESTMENTS | PORTFOLIO DEVELOPMENT 2007 Target Asset Allocation Asset-Liability Management Liabilities Drive Asset Allocation

METLIFE INVESTMENTS | ASSET ALLOCATION Portfolio Allocation Trend

METLIFE INVESTMENTS | CREDIT PORTFOLIO Corporate Credit Quality ($ Billions)

METLIFE INVESTMENTS | BELOW INVESTMENT GRADE 9/30/2000 9/30/2001 9/30/2002 9/30/2003 9/30/2004 9/30/2005 9/30/2006 6/7/2007 % of Portfolio 0.066 0.058 0.057 0.061 0.053 0.053 0.052 0.054 2007 Projections Corp. Bonds Emg. Markets Bank Loans Other 0.47 0.15 0.31 0.07 Below Investment Grade Defensive Strategy As of 6/30/07

METLIFE INVESTMENTS | COMMERCIAL MORTGAGES Commercial and Agricultural Mortgages High Quality Portfolio (Book Value; $ Billions)

$59.2 billion 99.4% AAA Portfolio duration: 3.7 years Highly liquid and attractive relative value Volatility mitigated by: Matching assets with liabilities Structure / security underwriting Hedging with derivatives METLIFE INVESTMENTS | RMBS Residential Mortgage-Backed Securities Good Value and Diversification As of 6/30/07

100% AAA 77% Super Senior Remaining 23% has seasoned collateral MetLife's average portfolio subordination level is 11% versus standard new issue AAA of about 5.5% 93% fixed rate; No option ARM's None backed by second liens Alt-A Residential Mortgage-Backed Securities Superior Structural Support METLIFE INVESTMENTS | ALT-A ($ Millions) As of 6/30/07

2002 2003 2004 2005 2006 6/7/2007 AAA/AA 2635 2674 2820 3093 2420 2281 A and Below 685 578 426 321 117 51 Became concerned about underwriting in late-2004 Stopped purchasing 'A' and lower tranches Reduced total exposure 32% from year-end 2005 to 2Q 2007 Sub-Prime Mortgages Started Managing Risk Early METLIFE INVESTMENTS | SUB-PRIME

Sub-Prime Mortgage Strategy Recent Activity Focused on Highly Rated Securities As of 6/30/07 $1,094 $827 $309 $96 METLIFE INVESTMENTS | SUB-PRIME 47.0% 35.6% 13.3% 4.1% 59.6% 38.2% 1.5% 0.7% 0.7% of Managed Assets $52 million A/BBB all 2004 & prior vintages

Sub-Prime Collateralized Debt Obligations Limited, Highly Rated MetLife substantially avoided the ABS CDO market due to sub-prime mortgage concerns 0.03% of Managed Assets 95% AAA/AA Currently no Asset-Backed Commercial Paper holdings METLIFE INVESTMENTS | SUB-PRIME CDO'S ($ Millions) As of 6/30/07

Alt-A/ Sub-Prime Mortgage Losses Will Likely Be Minimal Potential Losses are based on the low and high ends of the range for Moody's updated performance assumptions. High end of range approximates 2X the historic worst case scenario (2000 vintage). METLIFE INVESTMENTS | ALT-A , SUB-PRIME & SUB-PRIME CDO'S

Providing well-integrated risk management and ALM Our primary goal => asset returns beat the liabilities Defensively managed portfolio METLIFE INVESTMENTS | SUMMARY Summary